Exhibit 10.6


                    OFFICERS' DEFERRED COMPENSATION PLAN
                                      OF
                    WESTBOROUGH FINANCIAL SERVICES, INC.

                       ______________________________



                 Originally Effective as of January 1, 2001
                  Amended and Restated on January 23, 2006

                                  Article I

                                 Definitions

Section 1.1  401(k) Plan                                                  1
Section 1.2  Administrator                                                1
Section 1.3  Bank                                                         1
Section 1.4  Beneficiary                                                  1
Section 1.5  Board                                                        1
Section 1.6  Code                                                         1
Section 1.7  Committee                                                    1
Section 1.8  Company                                                      1
Section 1.9  Compensation                                                 1
Section 1.10  Effective Date                                              1
Section 1.11  Elective Deferred Compensation                              1
Section 1.12  Hardship                                                    2
Section 1.13  Investment Fund                                             2
Section 1.14  Memorandum Account                                          2
Section 1.15  Officer                                                     2
Section 1.16  Participant                                                 2
Section 1.17  Participating Company                                       2
Section 1.18  Plan                                                        2

                                 Article II

                                Participation

Section 2.1  Election to Participate.                                     2
Section 2.2  Changes in Participation.                                    3

                                 Article III

                              Deferred Amounts

Section 3.1  In General.                                                  3
Section 3.2  Adjustments to Memorandum Accounts.                          4
Section 3.3  Vesting.                                                     4

                                 Article IV

                                    Trust

Section 4.1  Establishment of Trust.                                      4
Section 4.2  Contributions to Trust.                                      5
Section 4.3  Unfunded Character of Plan.                                  5

                                  Article V

                                Distributions

Section 5.1  Hardship Distributions.                                      5
Section 5.2  Distributions to Participants.                               5
Section 5.3  Distributions to Beneficiaries.                              6
Section 5.4  Early Distributions.                                         6
Section 5.5  Restrictions on Payments to Key Employees.                   6

                                 Article VI

                               Administration

Section 6.1  Administrator.                                               7
Section 6.2  Board Responsibilities.                                      8
Section 6.3  Claims Procedure.                                            8
Section 6.4  Claims Review Procedure.                                     9
Section 6.5  Other Administrative Provisions.                             9

                                 Article VII

                          Amendment and Termination

Section 7.1  Amendment by the Company.                                   10
Section 7.2  Termination.                                                10
Section 7.3  Amendment or Termination by Other Employers.                10

                                Article VIII

                          Miscellaneous Provisions

Section 8.1  Notice and Election.                                        11
Section 8.2  Construction and Language.                                  11
Section 8.3  Headings.                                                   11
Section 8.4  Non-Alienation of Benefits.                                 11
Section 8.5  Indemnification.                                            11
Section 8.6  Severability.                                               12
Section 8.7  Waiver.                                                     12
Section 8.8  Governing Law.                                              12
Section 8.9  Withholding.                                                12
Section 8.10  No Deposit Account.                                        12
Section 8.11  Rights of Employees.                                       12
Section 8.12  Status of Plan Under ERISA.                                12
Section 8.13  Successors and Assigns.                                    13
Section 8.14  Compliance with Section 409A of the Code.                  13

                    OFFICERS' DEFERRED COMPENSATION PLAN
                    ------------------------------------

                                      OF

                    WESTBOROUGH FINANCIAL SERVICES, INC.
                    ------------------------------------

                                  ARTICLE I

                                 DEFINITIONS

      The following definitions shall apply for the purposes of this Plan unless a different meaning is clearly indicated by the context:

      Section 1.1 401(k) Plan means the SBERA 401(k) Plan as adopted by Westborough Financial Services, Inc or an affiliate thereof.

      Section 1.2 Administrator means any person, committee, corporation or organization appointed by the Committee to perform the responsibilities assigned to the Administrator hereunder.

      Section 1.3  Bank  means Westborough Bank or any successor thereto.

      Section 1.4 Beneficiary means the person or persons designated by the Participant under section 5.3(a) of the Plan.

      Section 1.5  Board  means the Board of Directors of the Company.

      Section 1.6 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

      Section 1.7  Committee  means the Compensation Committee of the
Board.

      Section 1.8 Company means, Westborough Financial Services, Inc., a Massachusetts corporation, or any successor hereto.

      Section 1.9 Compensation means, during any period, the compensation earned by an Officer for service to any Participating Company that would be reportable to the Internal Revenue Service as wages for such period on Form W-2 in the absence of an election to defer receipt of such under the terms of this Plan.

      Section 1.10  Effective Date  means January 1, 2001.

      Section 1.11 Elective Deferred Compensation means, for any Participant for any period, such portion of the Compensation earned by the Participant the receipt of which is deferred pursuant to an election made under this Plan.

      Section 1.12 Hardship means, with respect to a Participant, a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant's spouse or a dependent (within the meaning of section 152(e) of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The existence of a Hardship shall be determined by the Committee in accordance with section 409A of the Code and the regulations hereunder.

      Section 1.13 Investment Fund means a hypothetical investment classification in which a Participant's Memorandum Account shall be deemed to be invested for purposes of crediting or charging earnings, losses, appreciation or depreciation with respect to the Participant's Memorandum Account, in accordance with section 3.2(c) which shall consist of the investment funds established from time to time under the 401(k) Plan unless otherwise designated by the Committee.

      Section 1.14 Memorandum Account means, with respect to a Participant, an account maintained by the Company to which is credited the amount of the Participant's Elective Deferred Compensation, together with any earnings and appreciation thereon, and against which are charged any losses, depreciation or distributions thereof, pursuant to Section 3.2 and
Article V.

      Section 1.15 Officer means the Chief Executive Officer of the Bank or the Company and such other officers of the Bank or any other Participating Company that is selected for participation hereunder by the Committee; provided, however, that no person shall be named an Officer, nor shall any person who has been an Officer continue as an Officer for purposes of the Plan, to the extent that such person's participation, or continued participation, in the Plan would cause the Plan to fail to be considered maintained for the primary purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of ERISA.

      Section 1.16 Participant means an Officer or former Officer who has a Memorandum Account under the Plan.

      Section 1.17 Participating Company means the Bank, the Company and any other company which, with the prior approval of the Company, may adopt this Plan.

      Section 1.18 Plan means the Officers' Deferred Compensation Plan of Westborough Financial Services, Inc.

                                 ARTICLE II

                                PARTICIPATION

      Section 2.1  Election to Participate.

      (a) Any Officer may elect to become a Participant in the Plan by submitting to the Administrator a written election, on a form prescribed by the Administrator, to defer the receipt of all or any portion of his Compensation; provided, however, that no Officer shall be permitted to defer receipt of Compensation that is required to be withheld and remitted to any federal, state or local taxing authority pursuant to any requirement for the collection of tax at the source and that is required to fund any contribution required of the Officer as a condition of participation in any employee benefit plan maintained by the Bank or any other Participating Company.

      (b) An election made pursuant to this section 2.1 shall be made on or before the last day of any calendar year and shall be effective for the calendar year following the calendar year in which such election is made and all subsequent calendar years unless status as an Officer ceases or a change in the rate of deferral is elected pursuant to section 2.2, provided however, that an initial election made by an Officer and filed with the Administrator during the thirty (30) day period immediately following the later of the Effective Date of the Plan or the date the Officer first becomes an Officer shall take effect with the first payment of Compensation to be made after the date such election is filed with the Administrator.

      Section 2.2  Changes in Participation.

      An election by an Officer pursuant to section 2.1 shall continue in effect until such termination of status as an Officer; provided, however, that the Officer may, by written election filed with the Administrator, increase or decrease the portion of his Compensation to be deferred, or discontinue such deferral altogether. Such election shall be effective with respect to Compensation payable after the calendar year in which such election is filed with the Administrator; provided, however, that if an election provides for the decrease or discontinuance of the Officer's deferral of Compensation and is made on account of a Hardship, such election shall be effective with respect to Compensation earned and payable after the filing of such election. In the event that a Participant ceases to be an Officer or in the event that an Officer ceases to defer receipt of his Compensation, the balance in his Memorandum Account shall continue to be adjusted in accordance with Article III. An Officer who has filed a written election to cease deferring receipt of his Deferrable Compensation may thereafter again file an election to defer receipt of his Deferrable Compensation in the same manner described in section 2.1, effective for the calendar year subsequent to the calendar year in which he files the new election.

                                 ARTICLE III

                              DEFERRED AMOUNTS

      Section 3.1  In General.

      The Administrator shall maintain a separate Memorandum Account for each Participant. Credits, charges, and other adjustments to each Participant's Memorandum Account shall be made in accordance with this
Article III. Neither the Bank nor any other Participating Company shall fund its liability for the balances credited to a Memorandum Account, but each shall reflect its liability for such balances on its books.

      Section 3.2  Adjustments to Memorandum Accounts.

      (a) Each Participant's Memorandum Account shall be deemed to be invested in the Investment Fund or Investment Funds designated by the Participant in the appropriate election form filed with the Administrator.

      (b) Each Participant's Memorandum Account shall be adjusted to reflect an amount of earnings, losses, appreciation or depreciation, as appropriate with respect to the Investment Fund or Investment Funds in which the Participant's Memorandum Account is deemed to be invested.

      (c) The Memorandum Account established for each Participant shall be adjusted from time to time, but in no event less frequently than monthly to reflect:

            (i)   credits of Elective Deferred Compensation;

            (ii) credits reflecting income, dividends and appreciation attributable to the applicable Investment Funds;

            (iii) charges for losses or depreciation attributable to the applicable Investment Funds; and

            (iv) charges for payments to the Participant or his Beneficiary.

      Section 3.3  Vesting.

      All amounts credited to a Participant's Memorandum Account shall be 100% vested at all times.

                                 ARTICLE IV

                                    TRUST

      Section 4.1  Establishment of Trust.

      The Company may establish a trust fund which may be used to accumulate funds to satisfy benefit liabilities to Participants, Former Participants and their Beneficiaries under the Plan; provided, however, that the assets of such trust shall be subject to the claims of the creditors of the Company in the event that it is determined that the Company is insolvent; and provided, further, that the trust agreement shall contain such terms, conditions and provisions as shall be necessary to cause the Company to be considered the owner of the trust fund for federal, state or local income tax purposes with respect to all amounts contributed to the trust fund or any income attributable to the investments of the trust fund. The Company shall pay all costs and expenses incurred in establishing and maintaining such trust. Any payments made to a Participant, Former Participant or Beneficiary from a trust established under this section 4.1 shall offset payments which would otherwise be payable by the Company in the absence of the establishment of such trust. Any such trust will conform to the terms of the model trust prescribed by Revenue Procedure 92-64, as the same may be modified from time to time.

      Section 4.2  Contributions to Trust.

      If a trust is established in accordance with section 4.1, the Company shall make contributions to such trust in such amounts and at such times as may be specified by the Committee.

      Section 4.3  Unfunded Character of Plan.

      Notwithstanding the establishment of a trust pursuant to section 4.1, the Plan shall be unfunded. Any liability of the Bank or another Participating Company to any person with respect to benefits payable under the Plan shall be based solely upon such contractual obligations, if any, as shall be created by the Plan, and shall give rise only to a claim against the general assets of the Bank or such Participating Company. No such liability shall be deemed to be secured by any pledge or any other encumbrance on any specific property of the Bank or any other Participating Company.

                                  ARTICLE V

                                DISTRIBUTIONS

      Section 5.1  Hardship Distributions.

      In the event that a Participant has incurred a Hardship, as defined in Section 1.12, the Committee may, in its sole discretion, allow such Participant to obtain a lump sum withdrawal of an amount credited to his Memorandum Account that does not exceed the amount necessary to alleviate the Hardship.

      Section 5.2  Distributions to Participants.

      (a) Upon a Participant's termination of service with the Bank and all other Participating Companies, an amount equal to the balance credited to such Participant's Memorandum Account shall be paid in cash to the Participant in a lump sum payment within thirty (30) days after the end of calendar year in which such termination of service occurs; provided, however, that if a Participant so elects within thirty (30) days after first becoming a Participant, payment may be made in a lump sum as of some other date (not later than the last day of the calendar year in which the Participant attains age 70 or terminates service with all Participating Employers, whichever is later) specified by the Participant in his election or in annual installments over such number of years (not to exceed five
(5)) and payable beginning on such date (not later than the last day of the calendar year in which the Participant attains age 70 or terminates service with all Participating Employers, whichever is later) specified by the Participant in his election. In the event payment is to be made in installments, each installment shall be equal to the balance credited to the Participant's Memorandum Account as of the last day of the month ending immediately prior to the date on which payment is to be made, divided by the number of installment payments remaining to be paid (including the payment then being computed). Any portion of the balance credited to the Participant's Memorandum Account with respect to which a payment has not been made shall continue to be adjusted pursuant to section 3.2, in accordance with the Investment Funds in which the Participant's Memorandum Account is deemed to be invested, until a distribution with respect to such amount has been made.

      (b) Distributions shall be made, or commence, within 30 days of the date the Participant becomes entitled to payment pursuant to this Section 5.2.

      Section 5.3  Distributions to Beneficiaries.

      (a) A Participant may designate a Beneficiary or Beneficiaries by filing a written notice with the Administrator prior to the Participant's death, in such form and manner as the Administrator may prescribe. A Participant who has designated a Beneficiary or Beneficiaries may change or revoke such designation prior to the Participant's death by means of a similar written instrument.

      (b) In the event that a Participant dies before receiving payment of his entire Memorandum Account, payment of the value of the deceased Participant's Memorandum Account shall be made in a lump sum to his Beneficiary or Beneficiaries. If no Beneficiary shall have been designated or if any such designation shall be ineffective, or in the event that no designated Beneficiary survives the Participant, payment of the value of the Participant's Memorandum Account shall be made to the Participant's personal representative, or if no personal representative is appointed within 6 months of the Participant's death, to his surviving spouse, or if he has no surviving spouse, to his then living descendants, per stirpes, in the same manner and at the same time as the Participant's Memorandum Account would have been paid to the Participant had he lived. If any Participant and any one or more of his designated Beneficiary shall die in circumstances that leave substantial doubt as to who shall have been the first to die, the Participant shall be deemed to have survived the deceased Beneficiary(ies). The presence of substantial doubt for such purposes shall be determined by the Committee in its sole and absolute discretion.

      Section 5.4  Early Distributions.

      (a) To the extent required to comply with the terms of a domestic relations order (within the meaning of section 414(p) of the Code) directed to and served upon the Plan, the Administrator may direct the payment of all or any portion of the balance credited to a Participant's Memorandum Account at any time or in accordance with any payment schedule set forth in said order.

      (b) To the extent necessary to effect compliance with a certificate of divestiture (within the meaning of section 1043(b)(2) of the Code), the Administrator may permit the distribution of all or a portion of the balance credited to a Participant's Memorandum Account earlier than the times determined under Article V.

      Section 5.5  Restrictions on Payments to Key Employees.

      Notwithstanding anything in the Plan to the contrary, to the extent required under section 409A of the Code, no payment to be made to a key employee (within the meaning of section 409A of the Code) on or after the date of his termination of service shall be made sooner than six (6) after such termination of service.

                                 ARTICLE VI

                               ADMINISTRATION

      Section 6.1  Administrator.

      The Administrator shall, subject to the responsibilities of the Board, have the responsibility for the day-to-day control, management, operation and administration of the Plan. The Administrator shall have the following responsibilities:

            (a) To maintain records necessary or appropriate for the administration of the Plan;

            (b) To give and receive such instructions, notices, information, materials, reports and certifications as may be necessary or appropriate in the administration of the Plan;

            (c) To prescribe forms and make rules and regulations consistent with the terms of the Plan and with the interpretations and other actions of the Board;

            (d) To require such proof or evidence of any matter from any person as may be necessary or appropriate in the administration of the Plan;

            (e) To determine any question arising in connection with the Plan, including any question of Plan interpretation, and the Administrator's decision or action in respect thereof shall be final and conclusive and binding upon all persons having an interest under the Plan;

            (f) To review and dispose of claims under the Plan filed pursuant to section 6.3 and appeals of claims decisions pursuant to section 6.4;

            (g) If the Administrator shall determine that by reason of illness, senility, insanity, or for any other reason, it is undesirable to make any payment to the person entitled thereto, to direct the application of any amount so payable to the use or benefit of such person in any manner that the Administrator may deem advisable or to direct in the Administrator's discretion the withholding of any payment under the Plan due to any person under legal disability until a representative competent to receive such payment in his behalf shall be appointed pursuant to law;

            (h) To discharge such other responsibilities or follow such directions as may be assigned or given by the Board; and

            (i) To perform any duty or take any action which is allocated to the Administrator under the Plan.

The Administrator shall have the power and authority necessary or appropriate to carry out its responsibilities.

      Section 6.2  Board Responsibilities.

      The Board shall have the following responsibilities:

            (a)   To review the performance of the Administrator;

            (b) To hear and decide appeals, pursuant to the claims procedure contained in section 6.4 of the Plan, taken from the decisions of the Administrator;

            (c) To hear and decide questions, including interpretation of the Plan, as may be referred to the Board by the Administrator; and

            (d) To perform any duty or to take any action which is allocated to the Administrator under the Plan.

The Board shall have the power and authority necessary or appropriate to carry out its responsibilities. The Board may take action under the Plan by vote of a majority of the members present at any meeting of the Board at which a quorum is present or by unanimous written consent in lieu of meeting. No member of the Board shall participate in any action or decision in which he has a personal interest unless all members of the Board voting on such matter are similarly interested. The Board may delegate to one of its members or to the Administrator the power and responsibility, to the extent not expressly allocated under the Plan to the Administrator, to sign instruments and other communications in its behalf and to take appropriate action to implement the Board's decisions.

      Section 6.3  Claims Procedure.

      Any claim relating to benefits under the Plan shall be filed with the Administrator on a form prescribed by it. If a claim is denied in whole or in part, the Administrator shall give the claimant written notice of such denial, which notice shall specifically set forth:

            (a)   The reasons for the denial;

            (b) The pertinent Plan provisions on which the denial was based;

            (c) Any additional material or information necessary for the claimant to perfect his claim and an explanation of why such material or information is needed; and

            (d) An explanation of the Plan's procedure for review of the denial of the claim.

In the event that the claim is not granted and notice of denial of a claim is not furnished by the 30th day after such claim was filed, the claim shall be deemed to have been denied on that day for the purpose of permitting the claimant to request review of the claim.

      Section 6.4  Claims Review Procedure.

      Any person whose claim filed pursuant to section 6.3 has been denied in whole or in part by the Administrator may request review of the claim by the Board, upon a form prescribed by the Administrator. The claimant shall file such form (including a statement of his position) with the Board no later than 60 days after the mailing or delivery of the written notice of denial provided for in section 6.3, or, if such notice is not provided, within 60 days after such claim is deemed denied pursuant to section 6.3. The claimant shall be permitted to review pertinent documents. A decision shall be rendered by the Board and communicated to the claimant not later than 30 days after receipt of the claimant's written request for review. However, if the Board finds it necessary, due to special circumstances (for example, the need to hold a hearing), to extend this period and so notifies the claimant in writing, the decision shall be rendered as soon as practicable, but in no event later than 120 days after the claimant's request for review. The Board's decision shall be in writing and shall specifically set forth:

            (a)   The reasons for the decision; and

            (b) The pertinent Plan provisions on which the decision is based.

Any such decision of the Board shall be binding upon the claimant and the Holding Company, and the Administrator shall take appropriate action to carry out such decision.

      Section 6.5  Other Administrative Provisions.

      (a) Any person whose claim has been denied in whole or in part must exhaust the administrative review procedures provided in section 6.4 prior to initiating any claim for judicial review.

      (b) Neither the members of the Board or the Administrator, nor any employee of the Holding Company to whom responsibilities are assigned under the Plan shall be liable for any act of omission or commission by himself or by another person, except for his own individual willful and intentional malfeasance.

      (c) The Administrator or the Board may, shorten, extend or waive the time (but not beyond 60 days) required by the Plan for filing any notice or other form with the Administrator or Board, or taking any other action under the Plan; provided, however, that no such shortening, extension or waiver shall be done that would cause any Participant to be in constructive receipt of the balance credited his Memorandum Account prior to the date on which such balance is scheduled to be paid.

      (d) Any person, group of persons, committee, corporation or organization may serve in more than one fiduciary capacity with respect to the Plan.

      (e) Any action taken or omitted by the Administrator or the Board or any delegate of the Board with respect to the Plan, including any decision, interpretation, claim denial or review on appeal, shall be conclusive and binding on and all interested parties and shall be subject to judicial modification or reversal only to the extent it is determined by a court of competent jurisdiction that such action or omission was arbitrary and capricious and contrary to the terms of the Plan.

                                 ARTICLE VII

                          AMENDMENT AND TERMINATION

      Section 7.1  Amendment by the Company.

      The Company reserves the right, in its sole and absolute discretion, at any time and from to time, by action of the Board, to amend the Plan in whole or in part. In no event, however, shall any such amendment adversely affect the right of any Participant, Former Participant or Beneficiary to receive any benefits under the Plan in respect of participation for any period ending on or before the later of the date on which such amendment is adopted or the date on which it is made effective.

      Section 7.2  Termination.

      The Company also reserves the right, in its sole and absolute discretion, by action of the Board, to terminate the Plan. In such event, undistributed benefits attributable to participation prior to the date of termination shall be distributed as though each Participant terminated employment with the Bank, the Company and all other Participating Employers as of the effective date of termination of the Plan.

      Section 7.3  Amendment or Termination by Other Employers.

      In the event that a corporation or trade or business other than the Company shall adopt this Plan, such corporation or trade or business shall, by adopting the Plan, empower the Company to amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, upon the terms and conditions set forth in sections 7.1 and 7.2; provided, however, that any such corporation or trade or business may, by action of its board of directors or other governing body, amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, at different times and in a different manner. In the event of any such amendment or termination by action of the board of directors or other governing body of such a corporation or trade or business, a separate plan shall be deemed to have been established for the employees of such corporation or trade or business, and any amounts set aside to provide for the satisfaction of benefit liabilities with respect to employees of such corporation or trade or business shall be segregated from the assets set aside for the purposes of this Plan at the earliest practicable date and shall be dealt with in accordance with the documents governing such separate plan.

                                ARTICLE VIII

                          MISCELLANEOUS PROVISIONS

      Section 8.1  Notice and Election.

      The Committee shall provide a copy of this Plan and the resolutions of adoption to each Officer who becomes eligible to participate, together with a form on which the Officer may notify the Committee of his election whether to become a Participant, which form, if he so elects, he may complete, sign and return to the Committee.

      Section 8.2  Construction and Language.

      Wherever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and the masculine gender may be read as referring equally to the feminine gender or the neuter. Any reference to an Article or section shall be to an Article or section of the Plan, unless otherwise indicated. If there is any conflict between such headings and the text of the Plan, the text shall control.

      Section 8.3  Headings.

      The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Agreement, the text shall control.

      Section 8.4  Non-Alienation of Benefits.

      Except as may otherwise be required by law, no distribution or payment under the Plan to any Participant or Beneficiary shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; nor shall any such distribution or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to such distribution or payment. If any Participant, Former Participant or Beneficiary is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, assign, pledge encumber or charge any such distribution or payment, voluntarily or involuntarily, the Committee, in its sole discretion, may cancel such distribution or payment or may hold or cause to be held or applied such distribution or payment, or any part thereof, to or for the benefit of such Participant, Former Participant or Beneficiary, in such manner as the Committee shall direct; provided, however, that no such action by the Committee shall cause the acceleration or deferral of any benefit payments from the date on which such payments are scheduled to be made.

      Section 8.5  Indemnification.

      The Company shall indemnify, hold harmless and defend each Participant and Beneficiary, against their reasonable costs, including legal fees, incurred by them or arising out of any action, suit or proceeding in which they may be involved, as a result of their efforts, in good faith, to defend or enforce the obligations of the Bank, the Company and any other Participating Employer under the terms of the Plan.

      Section 8.6  Severability.

      A determination that any provision of the Plan is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

      Section 8.7  Waiver.

      Failure to insist upon strict compliance with any of the terms, covenants or conditions of the Plan shall not be deemed a waiver of such term, covenant or condition. A waiver of any provision of the Plan must be made in writing, designated as a waiver, and signed by the party against whom its enforcement is sought. Any waiver or relinquishment of any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

      Section 8.8  Governing Law.

      The Plan shall be construed, administered and enforced according to the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. Any payments made pursuant to this Plan are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

      Section 8.9  Withholding.

      Payments from this Plan shall be subject to all applicable federal, state and local income withholding and employment taxes.

      Section 8.10  No Deposit Account.

      Nothing in this Plan shall be held or construed to establish any deposit account for any Participant or any deposit liability on the part of the Bank. Participants' rights hereunder shall be equivalent to those of a general unsecured creditor of each Employer.

      Section 8.11  Rights of Employees.

      No Employee shall have any right or claim to any benefit under the Plan except in accordance with the provisions of the Plan. The establishment of the Plan shall not be construed as conferring upon any Employee or other person any legal right to a continuation of employment or to any terms or conditions of employment, nor as limiting or qualifying the right of a Participating Employer to discharge any Employee.

      Section 8.12  Status of Plan Under ERISA.

The Plan is intended to be (a) to the maximum extent permitted under applicable laws, an unfunded, non-qualified excess benefit plan as contemplated by section 3(36) of ERISA for the purpose of providing benefits in excess of the limitations imposed under section 415 of the Code, and (b) to the extent not so permitted, an unfunded, non-qualified plan maintained primarily for the purpose of providing deferred compensation for highly compensated employees, as contemplated by sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. The Plan is not intended to comply with the requirements of section 401(a) of the Code or to be subject to Parts 2, 3 and 4 of Title I of ERISA. The Plan shall be administered and construed so as to effectuate this intent.

      Section 8.13  Successors and Assigns.

      The provisions of the Plan will inure to the benefit of and be binding upon the Participants and their respective legal representatives and testate or intestate distributes, and each Participating Company and their respective successors and assigns, including any successor by merger or consolidation or a statutory receiver or any other person or firm or corporation to which all or substantially all of the assets and business of any Participating Company may be sold or otherwise transferred.

      Section 8.14  Compliance with Section 409A of the Code.

      The Plan is intended to be a non-qualified deferred compensation plan described in section 409A of the Code. The Plan shall be operated, administered and construed to give effect to such intent. In addition he Plan shall be subject to amendment, with or without advance notice to Participants and other interested parties, and on a prospective or retroactive basis, including but not limited amendment in a manner that adversely affects the rights of participants and other interested parties, to the extent necessary to effect such compliance.